Exhibit 99.2

EVERY CONNECTION COUNTS TE Connectivity First Quarter 2021 Earnings January 27, 2021

Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID-19”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of COVID- 19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the global economy and local economies in which we operate. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2020 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation. Forward-Looking Statements and Non-GAAP Financial Measures 2

Earnings Highlights Q1 Results exceeded guidance with double digit growth in Sales and EPS • Sales of $3.5B, up 11% on a reported basis and 6% organically Y/Y • Transportation up 12% organically Y/Y, with growth in all businesses • Industrial down 8% organically Y/Y, driven by weakness in Comm Air • Communications up 12% organically Y/Y, with growth in Appliances and Data & Devices • Orders of ~$4B, up 25% Y/Y. Book to bill of 1.15 • Adjusted Operating Margins of 17.7%, up ~190bps Y/Y • Adjusted EPS of $1.47, up 21% Y/Y driven by strong operational performance • Record Q1 Free Cash Flow of ~$530M with ~$285M returned to shareholders • Continuing to demonstrate the strength of our portfolio and content benefit from secular trends Q2 Guidance reflects double digit Sales and Adjusted EPS growth Y/Y • Expect sales of ~$3.5B, up ~10% reported and mid-single digits organically Y/Y • Y/Y increases in Transportation and Communications, partially offset by declines in Industrial • Adjusted EPS of ~$1.47, up 14% Y/Y with Adjusted Operating Margin expansion Organic Net Sales Growth (Decline), Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations 3

Reported FY20 FY20 FY21 Q1 Growth Q1 Q4 Q1 Y/Y Q/Q Transportation 1,867 2,124 2,537 36% 19% Industrial 965 799 956 (1%) 20% Communications 409 425 556 36% 31% Total TE 3,241 3,348 4,049 25% 21% Book to Bill 1.02 1.03 1.15 Segment Orders Summary ($ in millions) 4 • Transportation Y/Y growth driven by all businesses and regions • Industrial Y/Y decline driven by Comm Air weakness partially offset by increases in Industrial Equipment and Energy • Communications Y/Y growth driven by Appliances and Data & Devices increases in all regions • Sequential orders growth across all businesses in each Segment Orders Reflecting Benefit of Market Improvements

Transportation Solutions $1,868 $2,224 Q1 2020 Q1 2021 • Automotive organic sales growth of 11%, versus low- single digit global production growth, driven by continued strong content outperformance and supply chain benefits • Commercial Transportation organic growth driven by electronification trends and content outperformance • Sensors reported growth of 29% includes the First Sensor acquisition; organic growth driven by Auto applications Y/Y Growth Rates Reported Organic Automotive $1,629 16% 11% Commercial Transportation 331 28% 25% Sensors 264 29% 3% Transportation Solutions $2,224 19% 12% Q1 Sales Q1 Business Performance Q1 Adjusted Operating Margin $ in Millions Reported Up 19% Organic Up 12% Adjusted Operating Margin expansion driven by strong operational performance Adjusted EBITDA Margin 23.4% 24.9% 5 17.4% 19.4% Q1 2020 Q1 2021 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations

Industrial Solutions $927 $873 Q1 2020 Q1 2021 Y/Y Growth Rates Reported Organic Aerospace, Defense and Marine $250 (19)% (22)% Industrial Equipment 295 12% 8% Medical 156 (13)% (13)% Energy 172 (2)% (4)% Industrial Solutions $873 (6)% (8)% Adjusted Operating Margin performance remains resilient despite lower sales 14.2% 13.5% Q1 2020 Q1 2021 Adjusted EBITDA Margin 19.1% 18.9% • AD&M decline driven by continued weakness in Commercial Aerospace market • Industrial Equipment growth in all regions with strength in factory automation applications • Medical impacted by ongoing delays in elective procedures caused by Covid-19 • Energy driven by Covid-19 impacts on the utility market, partially offset by gains in renewable energy applications $ in Millions Q1 Sales Q1 Business Performance Q1 Adjusted Operating Margin Reported Down 6% Organic Down 8% 6 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations

$373 $425 Q1 2020 Q1 2021 Reported Up 14% Organic Up 12% Y/Y Growth Rates Reported Organic Data & Devices $234 7% 5% Appliances $191 24% 21% Communications Solutions $425 14% 12% • Data & Devices growth driven by market strength and share gains in high-speed cloud related applications • Appliances growth across all regions, benefitting from home investments and improving housing market 12.1% 17.6% Q1 2020 Q1 2021 Adjusted Operating Margin performance driven by strong operational performance Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations Communications Solutions Q1 Sales Q1 Adjusted Operating Margin Q1 Business Performance $ in Millions Adjusted EBITDA Margin 16.4% 21.6% 7

Q1 Financial Summary ($ in Millions, except per share amounts) Q1 FY20 Q1 FY21 Net Sales $ 3,168 $ 3,522 Operating Income $ 471 $ 448 Operating Margin 14.9% 12.7% Acquisition-Related Charges 7 9 Restructuring & Other Charges, Net 24 167 Adjusted Operating Income $ 502 $ 624 Adjusted Operating Margin 15.8% 17.7% Earnings Per Share* $ 0.07 $ 1.13 Acquisition-Related Charges 0.02 0.02 Restructuring & Other Charges, Net 0.07 0.41 Tax Items 1.05 (0.09) Adjusted EPS $ 1.21 $ 1.47 * Represents Diluted Earnings (Loss) Per Share from Continuing Operations. Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. 8

Q1 Financial Performance $3,168 $3,261 $3,522 Q1 2020 Q4 2020 Q1 2021 $1.21 $1.16 $1.47 Q1 2020 Q4 2020 Q1 2021 Adjusted EBITDA Margin 21.3% 20.1% 23.0% 15.8% 14.5% 17.7% Q1 2020 Q4 2020 Q1 2021 Adjusted Operating Margin, Adjusted EPS, Adjusted EBITDA Margin and Free Cash Flow are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Sales Adjusted Operating Margin Free Cash Flow Adjusted EPS Demonstrating Business Model Execution 9 $243 $648 $529 Q1 2020 Q4 2020 Q1 2021

EVERY CONNECTION COUNTS Additional Information

Y/Y Q1 2021 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q1 2020 Results $3,168 $1.21 Operational Performance 248 0.23 FX Impact 106 0.06 Tax Rate Impact -(0.03) Q1 2021 Results $3,522 $1.47 11

Y/Y Q2 2021 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q2 2020 Results $3,195 $1.29 Operational Performance 138 0.12 FX Impact 167 0.09 Tax Rate Impact -(0.03) Q2 2021 Guidance $3,500 $1.47 12

($ in Millions) Q1 2020 Q1 2021 Beginning Cash Balance $927 $945 Free Cash Flow 243 529 Dividends (154) (159) Share repurchases (139) (119) Net decrease in debt (9) (30) Acquisition of businesses, net of cash acquired (115) (107) Other (11) 39 Ending Cash Balance $742 $1,098 Total Debt $3,973 $4,201 A/R $2,338 $2,640 Days Sales Outstanding* 66 67 Inventory $2,003 $2,066 Days on Hand* 81 75 Accounts Payable $1,433 $1,629 Days Outstanding* 60 62 Free Cash Flow and Working Capital Liquidity, Cash & Debt ($ in Millions) Q1 2020 Q1 2021 Cash from Continuing Operating Activities $411 $640 Capital expenditures, net Cash paid pursuant to collateral requirements related to cross-currency swap contracts (174) 6 (141) 30 Free Cash Flow $243 $529 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Q1 Balance Sheet & Cash Flow Summary 13

EVERY CONNECTION COUNTS Appendix

15 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: • Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. • Adjusted Operating Income (Loss) and Adjusted Operating Margin – represent operating income (loss) and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income (loss) and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income (Loss) is a significant component in our incentive compensation plans. • Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. • Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. • Adjusted Income (Loss) from Continuing Operations – represents income (loss) from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. • Adjusted Earnings (Loss) Per Share – represents diluted earnings (loss) per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

16 • Adjusted EBITDA and Adjusted EBITDA Margin - represent net income (loss) and net income (loss) as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. • Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. • Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income (Loss) from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.)

Segment Summary 17 Transportation Solutions $ 2,224 $ 1,868 Industrial Solutions 873 927 Communications Solutions 425 373 Total $ 3,522 $ 3,168 Transportation Solutions $ 308 13.8% $ 316 16.9 % Industrial Solutions 76 8.7 115 12.4 Communications Solutions 64 15.1 40 10.7 Total $ 448 12.7% $ 471 14.9 % Transportation Solutions $ 431 19.4% $ 325 17.4 % Industrial Solutions 118 13.5 132 14.2 Communications Solutions 75 17.6 45 12.1 Total $ 624 17.7% $ 502 15.8 % For the Quarters Ended December 27, December 25, Net Sales Net Sales Income (1) Adjusted O perating Income (1) Income O perating O perating Income (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. 2020 2019 ($ in millions) Adjusted O perating O perating Margin O perating Margin Adjusted O perating Margin (1) Adjusted O perating Margin (1)

Reconciliation of Net Sales Growth 18 Transportation Solutions (3): Automotive $ 224 15.9% $ 161 11.3% $ 63 $ — Commercial transportation 73 28.3 65 24.9 8 — Sensors 59 28.8 7 3.2 5 47 Total 356 19.1 233 12.3 76 47 Industrial Solutions (3): Aerospace, defense, oil, and gas (59) (19.1) (68) (22.0) 6 3 Industrial equipment 32 12.2 21 7.7 11 — Medical (23) (12.8) (24) (13.4) 1 — Energy (4) (2.3) (7) (3.7) 3 — Total (54) (5.8) (78) (8.4) 21 3 Communications Solutions (3): Data and devices 15 6.8 10 4.7 5 — Appliances 37 24.0 33 21.1 4 — Total 52 13.9 43 11.5 9 — Total $ 354 11.2% $ 198 6.2% $ 106 $ 50 Net Sales Growth (Decline) Organic Net Sales Growth (Decline) (1) Change in Net Sales for the Quarter Ended December 25, 2020 versus Net Sales for the Quarter Ended December 27, 2019 (1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. ($ in millions) Translation (2) Acquisitions

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 25, 2020 19 Operating income: Transportation Solutions $ 308 $ 5 $ 118 $ — $ 431 Industrial Solutions 76 4 38 — 118 Communications Solutions 64 — 11 — 75 Total $ 448 $ 9 $ 167 $ — $ 624 Operating margin 12.7% 17.7 % Other expense, net $ (1) $ — $ — $ — $ (1) Income tax expense $ (60) $ (2) $ (32) $ (29) $ (123) Effective tax rate 13.8% 20.1 % Income from continuing operations $ 375 $ 7 $ 135 $ (29) $ 488 Diluted earnings per share from continuing operations $ 1.13 $ 0.02 $ 0.41 $ (0.09) $ 1.47 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits related to an Internal Revenue Service approved change in the tax method of depreciating or amortizing certain assets. (3) See description of non-GAAP financial measures. Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 27, 2019 20 Operating income: Transportation Solutions $ 316 $ 5 $ 4 $ - $ 325 Industrial Solutions 115 2 15 - 132 Communications Solutions 40 - 5 - 45 Total $ 471 $ 7 $ 24 $ - $ 502 Operating margin 14.9% 15.8 % Other income, net $ 5 $ - $ - $ - $ 5 Income tax expense $ (447) $ (1) $ - $ 355 $ (93) Effective tax rate 95.1% 18.6 % Income from continuing operations $ 23 $ 6 $ 24 $ 355 $ 408 Diluted earnings per share from continuing operations $ 0.07 $ 0.02 $ 0.07 $ 1.05 $ 1.21 U.S. GAAP Acquisition- Related Charges (1) Adjustments (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax expense related to the tax impacts of certain measures of Swiss tax reform. Adjusted (Non-GAAP) (3) ($ in millions, except per share data) Restructuring and Other Charges, Net (1) Tax Items (2)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 25, 2020 21 Operating income: Transportation Solutions $ 198 $ 11 $ 36 $ — $ 245 Industrial Solutions 85 2 46 — 133 Communications Solutions 64 — 31 — 95 Total $ 347 $ 13 $ 113 $ — $ 473 Operating margin 10.6% 14.5 % Income tax expense $ (109) $ (4) $ (21) $ 56 $ (78) Effective tax rate 32.3% 16.8 % Income from continuing operations $ 228 $ 9 $ 92 $ 56 $ 385 Diluted earnings per share from continuing operations $ 0.69 $ 0.03 $ 0.28 $ 0.17 $ 1.16 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax expense related to increases to the valuation allowance for certain deferred tax assets. (3) See description of non-GAAP financial measures. Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 27, 2020

	U.S. GAAP	Adjustments: Acquisition-Related Charges (1)	Adjustments: Restructuring and Other Charges, Net (1)	Adjustments: Impairment of Goodwill (1)	Adjustments: Tax Items (2)	Adjusted (Non-GAAP) (4)
	($ in millions, except per share data)					
Operating income (loss):						
Transportation Solutions	$ (606)	$ 10	$ 18	$ 900	$ —	$ 322
Industrial Solutions	142	2	1	—	—	145
Communications Solutions	49	—	3	—	—	52
Total	$ (415)	$ 12	$ 22	$ 900	$ —	$ 519
Operating margin	(13.0) %					16.2 %
Other income, net	$ 11	$ —	$ —	$ —	$ (8)	$ 3
Income tax expense	$ (42)	$ (2)	$ (4)	$ (4)	$ (31)	$ (83)
Effective tax rate	(10.2) %					16.1 %
Income (loss) from continuing operations	$ (452)	$ 10	$ 18	$ 896	$ (39)	$ 433
Diluted earnings (loss) per share from continuing operations (3)	$ (1.35)	$ 0.03	$ 0.05	$ 2.67	$ (0.12)	$ 1.29

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes an income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien, as well as the related impact to net other income.

(3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2020

	U.S. GAAP	Adjustments: Acquisition-Related Charges [1]	Adjustments: Restructuring and Other Charges, Net [1]	Adjustments: Impairment of Goodwill [1]	Adjustments: Tax Items [2]	Adjusted (Non-GAAP) [4]
	($ in millions, except per share data)					
Operating income (loss):						
Transportation Solutions	$ (93)	$ 32	$ 113	$ 900	$ -	$ 952
Industrial Solutions	412	8	102	-	-	522
Communications Solutions	218	-	42	-	-	260
Total	$ 537	$ 40	$ 257	$ 900	$ -	$ 1,734
Operating margin	4.4 %					14.2 %
Other income, net	$ 20	$ -	$ -	$ -	$ (8)	$ 12
Income tax expense	$ (783)	$ (8)	$ (46)	$ (4)	$ 550	$ (291)
Effective tax rate	149.4 %					17.0 %
Income (loss) from continuing operations	$ (259)	$ 32	$ 211	$ 896	$ 542	$ 1,422
Diluted earnings (loss) per share from continuing operations [3]	$ (0.78)	$ 0.10	$ 0.63	$ 2.68	$ 1.62	$ 4.26

[1] The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

[2] Includes $355 million of income tax expense related to the tax impacts of certain measures of Swiss tax reform and $226 million of income tax expense related to increases to the valuation allowance for certain deferred tax assets, partially offset by a $31 million income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien.

[3] U.S. GAAP diluted shares excludes two million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

[4] See description of non-GAAP financial measures.

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Reconciliation of Free Cash Flow 24 Net cash provided by operating activities: Net cash provided by continuing operating activities $ 640 $ 719 $ 411 Net cash provided by discontinued operating activities — 1 — 640 720 411 Net cash used in investing activities (246) (117) (289) Net cash used in financing activities (252) (135) (314) Effect of currency translation on cash 11 3 7 Net increase (decrease) in cash, cash equivalents, and restricted cash $ 153 $ 471 $ (185) Net cash provided by continuing operating activities $ 640 $ 719 $ 411 Excluding: Cash paid pursuant to collateral requirements related to cross-currency swap contracts 30 39 6 Capital expenditures, net (141) (110) (174) Free cash flow (1) $ 529 $ 648 $ 243 For the Quarters Ended December 25, December 27, (in millions) (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2020 2019 September 25, 2020

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended		
	December 25, 2020	September 25, 2020	December 27, 2019
		($ in millions)	
Net income	$ 381	$ 230	$ 26
Income from discontinued operations	(6)	(2)	(3)
Income tax expense	60	109	447
Other (income) expense, net	1	-	(5)
Interest expense	15	12	12
Interest income	(3)	(2)	(6)
Operating income	448	347	471
Acquisition-related charges	9	13	7
Restructuring and other charges, net	167	113	24
Adjusted operating income [1]	624	473	502
Depreciation and amortization	187	181	174
Adjusted EBITDA [1]	$ 811	$ 654	$ 676
Net sales	$ 3,522	$ 3,261	$ 3,168
Net income as a percentage of net sales	10.8 %	7.1 %	0.8 %
Adjusted EBITDA margin [1]	23.0 %	20.1 %	21.3 %

	For the Quarters Ended							
	December 25, 2020				December 27, 2019			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
				($ in millions)				
Operating income	$ 308	$ 76	$ 64	$ 448	$ 316	$ 115	$ 40	$ 471
Acquisition-related charges	5	4	—	9	5	2	—	7
Restructuring and other charges, net	118	38	11	167	4	15	5	24
Adjusted operating income [1]	431	118	75	624	325	132	45	502
Depreciation and amortization	123	47	17	187	113	45	16	174
Adjusted EBITDA [1]	$ 554	$ 165	$ 92	$ 811	$ 438	$ 177	$ 61	$ 676
Net sales	$ 2,224	$ 873	$ 425	$ 3,522	$ 1,868	$ 927	$ 373	$ 3,168
Operating margin	13.8 %	8.7 %	15.1 %	12.7 %	16.9 %	12.4 %	10.7 %	14.9 %
Adjusted operating margin [1]	19.4 %	13.5 %	17.6 %	17.7 %	17.4 %	14.2 %	12.1 %	15.8 %
Adjusted EBITDA margin [1]	24.9 %	18.9 %	21.6 %	23.0 %	23.4 %	19.1 %	16.4 %	21.3 %

[1] See description of non-GAAP financial measures.

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Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 26 Diluted earnings per share from continuing operations $ 1.38 Restructuring and other charges, net 0.07 Acquisition-related charges 0.02 Adjusted diluted earnings per share from continuing operations (2) $ 1.47 Effective tax rate 17.5 % Effective tax rate adjustments (3) 1.5 Adjusted effective tax rate (2) 19.0% (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Outlook for Quarter Ending March 26, 2021 (1) Outlook for Fiscal 2021 (1) (1) Outlook is as of January 27, 2021. (2) See description of non-GAAP financial measures.